Exhibit 99.1

Date: July 10, 2013

Cleantech Solutions International, Inc.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

Re:  Stock Purchase Agreement

Ladies and Gentlemen:

The undersigned (the “Purchaser”) hereby agrees to purchase the number of Shares (the “Shares”) of  common stock, par value $0.001 per share (“Common Stock”), of Cleantech Solutions International, Inc., a Nevada corporation (the “Company”), as are set forth on the signature page of this Agreement, at a purchase price of US$4.70 per share. The total purchase price (the “Purchase Price”) for the Shares is set forth on the signature page of this Agreement.

1.             The Purchaser shall pay the Purchase Price no later than twenty-four (24) hours after the execution of this Agreement by the Company and the Purchaser by wire transfer to the Company in accordance with wire transfer instructions provided by the Company. The Purchase Price will be sent by wire transfer to Ellenoff Grossman & Schole LLP, as escrow agent (the “Escrow Agent”) pursuant to the escrow agreement terms set forth in Exhibit A to this Agreement, which terms are incorporated herein as if set forth in full in this Agreement. The wire instructions are set forth in Appendix I to Exhibit A. Prior to the end of the second business day after confirmation by the Escrow Agent’s bank that it has received the full amount of the Purchase Price, the Company will instruct its transfer agent (the “Delivery Instructions”) to issue the Shares to the Purchaser, provided that (i) the Purchaser shall have given the Company the necessary delivery instructions and (ii) the Purchaser shall have authorized release of funds to the Company upon confirmation by the Company’s transfer agent that the Shares have been issued. The Delivery Instructions will instruct the transfer agent to issue the Shares via DWAC in accordance with instructions provided by the Purchaser. The Company agrees that it shall pay liquidated damages equal to the lesser of (a) Five Thousand Dollars ($5000.00) or (b) 0.1% of the Purchase Price for each day that the Company fails to issue the Delivery Instructions as provided in this Section 1. The liquidated damages shall be payable in cash payment or in shares of Common Stock, valued at the per share price set forth in the introductory paragraph of this Agreement, as the Company shall elect; provided, however, that the Company shall not issue any shares of Common Stock in payment of its liquidated damages obligation if the issuance of such shares of Common Stock would cause the total number of shares of Common Stock issued in the Financing (including shares issued in satisfaction of the liquidated damages obligation) to equal 20% of the outstanding Common Stock prior to the Financing. As used in this Section 1, the term “business day” shall mean a day other than (i) a Saturday or Sunday in New York or China, (ii) a legal holiday in New York, China or the City in which Company’s transfer agent is located, or (iii) any other day on which banks in the New York City or China are authorized or required to be closed for all or part of a normal business day.

2.             The Company represents and warrants to the Purchaser that:

(a)            The issuance of the Shares has been duly authorized and, when issued pursuant to this Agreement upon payment of the Purchase Price, the Shares will be validly issued, fully paid and non-assessable.

(b)           The Shares have been registered pursuant to the Securities Act of 1933, as amended, on a registration statement on Form S-3, File No. 333-188142, which was declared effective by the Securities and Exchange Commission (the “Commission”) on June 13, 2013, and supplement no. 1, which was filed with the Commission on or about June 17, 2013, which registration statement, as so supplemented is referred to as the “Registration Statement.”  The Shares may be legally issued upon payment of the Purchase Price as set forth in the Registration Statement.

(c)            The Company is in compliance in all material respect with all United States State and Federal laws application to its business.  The Company has filed all reports required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended.  The Company has no knowledge of any issue, restriction, or matter that would prohibit Company from selling the Shares to the Purchaser.  In making these representations, the Company is relying upon the accuracy of the Purchaser’s representation and warranties set forth in Section 3 of this Agreement.

3.             The Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)            The Purchaser understands that the offer and sale of the Shares is being made only by means of this Agreement and the Registration Statement. The Purchaser understands that the Company has not authorized the use of, and the Purchaser confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement, the Registration Statement and in material that has been publicly filed by the Company with the Commission. The Purchaser is aware that the purchase of the Shares involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will continue to be profitable, that the Company may need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business. Furthermore, in subscribing for the Shares, the Purchaser acknowledges that he is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flows in purchasing the Shares.

(b)           The Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the Purchaser’s purchase of the Shares pursuant to this Agreement.  The Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser’s warranty contained in this Paragraph 3(b).

(c)            The Purchaser acknowledges that there is no minimum number of shares of Common Stock which the Company is selling, and understands that it is possible that no shares of Common Stock will be sold in the Private Placement other than shares of Common Stock that have been previously sold by the Company and the Shares being purchased by the Purchaser.

(d)           The Purchase Price was not and is not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(e)            To the best of Purchaser’s knowledge, none of: (i) Purchaser; (ii) any person controlling or controlled by Purchaser; (iii) any person having a beneficial interest in the Purchaser; or (iv) any person for whom Purchaser is acting as agent or nominee in connection with the purchase of the Shares:

(i)             is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations; or

(ii)            is a senior foreign political figure1, or any immediate family2 member or close associate3 of a senior foreign political figure, as such terms are defined in the footnotes below.

(f)            The Purchaser is not affiliated with a non-U.S. banking corporation.

(g)           The Purchaser’s address set forth on the signature page is the Purchaser’s true and correct address.

(h)           The Purchaser understands that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties and agreements of the Purchaser set forth herein and the Purchaser acknowledges that he is not relying on any representation or warranty by the Company except as expressly set forth in this Agreement.

4.             (a)          This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(b)           All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed.  Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier or e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient.  Notices shall be sent to the Purchaser at his address set forth on the signature page of this Agreement and to the Company at the address set forth at the beginning of this Agreement to the attention of the person who executed this Agreement on behalf of the Company, with a copy of any notice to the Company to be sent to Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, New York 10017, Attention Asher S. Levitsky P.C., telecopier: (212) 895-7182, e-mail: alevitsky@egsllp.com.  Any party may, by like notice, change the address, person, telecopier number or e-mail to which notice shall be sent.

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1 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2 The “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(c)            This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of New York in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process  may be made (x) in the manner set forth in Section 4(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

(d)           This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(e)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

5.             The representations, warranties and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

6.             Prior to the Company releasing any press release that includes the Purchaser’s name, the Company shall submit the language for the proposed press release to Purchaser for prior written approval no later than eight (8) hours prior to the press release.

 [Signatures on following page]

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Number of Shares Subscribed for: Total Purchase Price:	Very truly yours, [Name of Purchaser] By: Name: Title:

Address:

Telecopier Number:

e-mail:

Official ID No.:

[Please attach a copy of the official ID with picture]

Accepted this 10th day of July, 2013
CLEANTECH SOLUTIONS INTERNATIONAL, INC.

By:
Name:
Title:
e-mail: ryanhua@cleantechsolutionsinternational.com and
adamw@cleantechsolutionsinternational.com

Exhibit A

Escrow Terms

These escrow terms (the “Escrow Terms”) will set forth the terms pursuant to which the Purchaser, as defined in the stock purchase agreement (the “Agreement”) to which these Escrow Terms are an exhibit, shall set forth the terms upon which the Purchaser will deposit or have deposited funds into escrow, such funds being referred to as the “Escrow Fund.” The Escrow Fund shall be wired to the escrow account listed on Exhibit A to these Escrow Terms.  The Escrow Fund is being wired to the Escrow Agent pursuant to the Agreement.

1.          The Escrow Agent agrees to hold the Escrow Fund on and subject to the terms of these Escrow Terms.  The Parties acknowledge that the Escrow Agent is not and will not be a party to any agreement relating to any transaction between the Company and the Purchaser.  The Escrow Agent has and will have no obligations under any agreement other than these Escrow Terms, and the Escrow Agent’s only obligations are those expressly set forth in these Escrow Terms.  The Escrow Agent will hold the Escrow Fund in its IOLA Escrow Account, which is a non-interest bearing account.

2.           If the Escrow Agent receives the notice from the Purchaser to the disposition of any or all of the Escrow Fund, the Escrow Agent shall distribute the Escrow Fund in accordance with such written instructions. Such instructions may be sent by PDF or e-mail. Notwithstanding the foregoing, if the Escrow Agent has not received instructions as to the disposition of the funds by the close of business on June 30, 2013, the Escrow Agent may pay the Escrow Fund to the Purchaser at the account or accounts from which the Purchaser wired funds to the Escrow Agent or as the Purchaser may otherwise instruct the Escrow Agent.

3.           In the event that the Escrow Agent shall be uncertain as to its obligations with respect to the Escrow Fund, or shall receive instructions, claims or demands which, in the Escrow Agent’s opinion, are in conflict with any of the provisions of these Escrow Terms, the Escrow Agent shall refrain from taking any action other than to keep safely all Escrow Fund until the Escrow Agent shall have joint written instructions from the Company and the Purchaser as to the disposition of Escrow Fund or until the Escrow Agent is directed by a final judgment of a court of competent jurisdiction final beyond right of review.  In addition, in such circumstances, the Escrow Agent may deposit the Escrow Fund into any court of competent jurisdiction, there to abide a decision of the court.  In this connection, the Company and the Purchaser consent to the exclusive jurisdiction of the federal and state courts located in the City, County and State of New York.

4.          The Escrow Agent’s obligations under these Escrow Terms shall terminate upon the earlier to occur of (i) distribution of all of the Escrow Fund pursuant to Section 2 of these Escrow Terms, (ii) delivery of the Escrow Fund into court or (iii) as otherwise instructed by joint written instructions from the Company and the Purchaser.

5.           The Company shall (i) reimburse the Escrow Agent for all reasonable expenses incurred by the Escrow Agent in connection with its duties hereunder  and (ii) indemnify and hold harmless the Escrow Agent against any and all losses, claims, liabilities, costs, payments and expenses, including reasonable legal fees for counsel who may be selected by the Escrow Agent, which may be imposed upon or incurred by the Escrow Agent hereunder, except as a result of the gross negligence or willful misconduct of the Escrow Agent, as determined by a court order, final beyond right of review.

6.           The Escrow Agent shall have no duties or responsibilities except those expressly set forth in these Escrow Terms. The Escrow Agent shall have no liability under, or duty to inquire into the terms and provisions of, any Escrow Terms between the parties, including any purchase Escrow Terms. No person, firm or corporation will be recognized by the Escrow Agent as a successor or assignee of any party until there shall be presented to the Escrow Agent evidence satisfactory to it of such succession or assignment. The Escrow Agent may rely upon any instrument in writing believed in good faith by it to be genuine and sufficient and properly presented and shall not be liable or responsible for any action taken or omitted in accordance with the provisions thereof. The Escrow Agent shall not be liable or responsible for any act it may do or omit to do in connection with the performance of its duties as Escrow Agent, except for its gross negligence or willful misconduct.  The Escrow Agent may consult with counsel, including partners or associates of and attorneys who are of counsel to the Escrow Agent, and shall be fully protected with respect to any action taken or omitted by it in good faith on written advice of counsel.

7.           The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to the Company and the Purchaser at their addresses or emails set forth in the Agreement, at least twenty (20) business days prior to the date specified for such resignation to take effect. If the Escrow Agent shall resign, and upon the effective date of the resignation of the Escrow Agent, all property then held by the Escrow Agent pursuant to these Escrow Terms shall be delivered by the Escrow Agent to such person as may be designated in writing by the Company and the Purchaser. If no such person shall have been designated by such date, all of the Escrow Agent’s obligations hereunder shall, nevertheless, cease and terminate. The Escrow Agent’s sole responsibility thereafter shall be to keep safely all property then held by the Escrow Agent and to deliver the same to a person designated as provided in these Escrow Terms or, if the Parties shall have failed to designate a successor escrow agent, the Escrow Agent may deposit the Escrow Fund into a court of competent jurisdiction as provided in Section 3 of these Escrow Terms.

8.           Any notice, request, demand and other communication hereunder shall be in writing and shall be deemed to have been duly given if delivered by facsimile or e-mail (if receipt is confirmed by the recipient) or sent by messenger or overnight courier service which provides evidence of delivery or by certified or registered mail, return receipt requested, postage prepaid, and shall be deemed given when delivered, at their addresses set forth in the Agreement, or, in the case of the Escrow Agent, as set forth at the end of these Escrow Terms. If any party refuses to accept delivery (other than notice given by telecopier or e-mail), notice shall be deemed to have been given on the date of attempted delivery. Any party may, by like notice, change the person, address, e-mail or telecopier number to which notice should be sent.

9.           These Escrow Terms shall in all respects be construed and interpreted in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to contracts executed and to be performed wholly within such State. Each party hereby (a) consents to the exclusive jurisdiction of the United States district court for the Southern District of New York and Supreme Court of the State of New York in the County of New York in any action relating to or arising out of these Escrow Terms, (b) agrees that any process in any action commenced in such court under these Escrow Terms may be served upon either (i) by certified or registered mail, return receipt requested, or by messenger or courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon him in New York City or (ii) by any other method of service permitted by law and (c) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense or lack of in personam jurisdiction with respect thereto.

10.        These Escrow Terms shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, personal representatives, successors and assigns; provided, that any assignment of these Escrow Terms or their rights hereunder by any party hereto without the written consent of the other parties shall be void.  Nothing in these Escrow Terms is intended to confer upon any other person any rights or remedies under or by reason of these Escrow Terms.

11.        The Purchaser acknowledges that Ellenoff Grossman & Schole LLP is counsel to the Company and may represent the Company in the event of any dispute or litigation between the Company and the Purchaser.

12.        No modification, waiver or discharge of any provisions of these Escrow Terms shall bind any party unless it is in writing, specifically refers to these Escrow Terms and is signed by or on behalf of the party to be bound or affected thereby.

ELLENOFF GROSSMAN & SCHOLE, LLP agrees to act as escrow agent in accordance with these Escrow Terms

Address, fax number and email address	Signature

150 East 42nd Street New York, NY 10017 E-mail: alevitsky@egsllp.com Fax: (646) 895-7182	AGREED TO AND ACCEPTED: ELLENOFF GROSSMAN & SCHOLE, LLP By: Asher S. Levitsky P.C., of counsel